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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  May 17, 1996



                        PARACELSUS HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


CALIFORNIA                          33-67040                          95-3565943
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(State or other                   (Commission                   (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)




155 NORTH LAKE AVENUE, SUITE 1100
PASADENA, CA                                                91101
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (818) 792-8600
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                                       N/A
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(Former name or former address, if changed since last report)


                     The Exhibit Index is located on Page 3.

                The total number of pages of this Form 8-K is 5.


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

          On May 17, 1996 (the "Event Date"), Paracelsus Healthcare Corporation, a California corporation (the "Company"), acquired Davis Hospital and Medical Center, a 120-bed general acute care hospital, formerly owned and operated by General Hospitals of Galen, a Utah corporation ("Galen") wholly-owned by Columbia/HCA Healthcare Corporation ("Columbia/HCA"), pursuant to a stock purchase agreement dated as of November 28, 1995, as amended, between the Company and Galen (the "Stock Purchase Agreement"). By the terms of the Stock Purchase Agreement, the Company acquired all the shares of Paracelsus Davis Hospital, Inc., the owner of substantially all assets of Davis Hospital and Medical Center, from Galen for approximately $38.5 million in cash.

          Also on the Event Date, pursuant to an asset exchange agreement dated as of November 28, 1995, as amended, among Paracelsus Halstead Hospital, a Kansas corporation wholly-owned by the Company ("PHH"), Paracelsus Elmwood Medical Center, a Louisiana corporation wholly-owned by the Company ("PEMC"), Paracelsus Peninsula Medical Center, a California corporation wholly-owned by the Company ("PPMC"), Paracelsus Real Estate Corporation, a California corporation wholly-owned by the Company ("PREC"), Pioneer Valley Hospital, Inc., a Utah corporation wholly-owned by Columbia/HCA ("PVH"), and Medical Center of Santa Rosa, Inc., a Florida corporation wholly-owned by Columbia/HCA ("MCSR") (the "Asset Exchange Agreement"), the Company acquired (i) Pioneer Valley Hospital, a 139-bed general acute care hospital, formerly owned and operated by PVH, and (ii) Santa Rosa Medical Center, a 129-bed general acute care hospital, formerly owned and operated by MCSR, in exchange for (a) Halstead Hospital, a 190-bed general acute care hospital, formerly owned and operated by PHH, (b) Elmwood Medical Center, a 135-bed general acute care hospital, formerly owned and operated by PEMC, and (c) Peninsula Medical Center, a 119-bed general acute care hospital, formerly owned and operated by PPMC.

          The transaction undertaken pursuant to the Asset Exchange Agreement and the Stock Purchase Agreement (the "Exchange Transaction") was structured as a like-kind exchange, as described in Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), and as an exchange of assets under 42 U.S.C. 413.134(f)(4), designed to achieve favorable tax treatment. The Exchange Transaction was undertaken in compliance with an Order of the Federal Trade Commission (the "FTC"), FTC Docket No. C-3619 (October 3, 1995), whereby Columbia/HCA was required to divest its interest in Pioneer Valley Hospital, Santa Rosa Medical Center and Davis Hospital and Medical Center.

          None of the acquired hospital facilities or their affiliates, at the time of the negotiation of the Exchange Transaction had any material relationship to the Company, any affiliate of the Company, any director or officer of the Company or any associate of such director or officer. The Company intends to continue to operate the businesses of Davis Hospital, Pioneer Valley Hospital and Santa Rosa Medical Center.


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

          It is impracticable to provide the required financial statements for the acquired businesses at this point in time. The required financial statements will be filed as soon as practicable, but not later than 60 days from the date this Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

          It is impracticable to provide the required pro forma financial information at this point in time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days from the date this Form 8-K is required to be filed.

(c)  Exhibits.

 Exhibit       Exhibit                           Sequential
 Number        Description                       Page Number
 -------       -----------                       -----------
 2.1(a)        Stock Purchase Agreement by  Incorporated by
               and between Paracelsus       reference to the
               Healthcare Corporation and   Company's 10-K for
               General Hospitals of Galen,  the fiscal year
               Inc., dated as of November   ended September 30,
               28, 1995                     1995

 2.1(b)        First Amendment to Stock
               Purchase Agreement by and
               between Paracelsus
               Healthcare Corporation and
               General Hospitals of Galen,
               Inc., dated as of April 24,
               1996

 2.2(a)        Asset Exchange Agreement by  Incorporated by
               and between Paracelsus       reference to the
               Halstead Hospital, Inc.,     Company's 10-K for
               Paracelsus Elmwood Medical   the fiscal year
               Center, Inc., Paracelsus     ended September 30,
               Peninsula Medical Center,    1995
               Inc., Paracelsus Real
               Estate Corporation and
               Pioneer Valley Hospital,
               Inc. and Medical Center of
               Santa Rosa, Inc., dated as
               of November 28, 1995


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 2.2(b)        First Amendment to Asset
               Exchange Agreement by and
               between Paracelsus Halstead
               Hospital, Inc., Paracelsus
               Elmwood Medical Center,
               Inc., Paracelsus Peninsula
               Medical Center, Inc.,
               Paracelsus Real Estate
               Corporation and Pioneer
               Valley Hospital, Inc. and
               Medical Center of Santa
               Rosa, Inc., dated as of
               February 20, 1996

 2.2(c)        Second Amendment to Asset
               Exchange Agreement by and
               between Paracelsus Halstead
               Hospital, Inc., Paracelsus
               Elmwood Medical Center,
               Inc., Paracelsus Peninsula
               Medical Center, Inc.,
               Paracelsus Real Estate
               Corporation and Pioneer
               Valley Hospital, Inc., and
               Medical Center of Santa
               Rosa, Inc., dated as of
               April 24, 1996

 2.3           Purchase and Sale Agreement
               by and between American
               Health Properties, Inc.,
               AHP of Kansas, Inc., AHP of
               New Orleans, Inc., AHP of
               Utah, Inc., Paracelsus
               Healthcare Corporation and
               Paracelsus Pioneer Valley
               Hospital, Inc., dated as of
               May 15, 1996

 2.4           Pioneer Hospital Lease by
               and between AHP of Utah,
               Inc. and Paracelsus Pioneer
               Valley Hospital, Inc.,
               dated as of May 15, 1996


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PARACELSUS HEALTHCARE CORPORATION
                              a California corporation


                              By:       /s/ James T. Rush
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                                   Name:  James T. Rush
                                   Title: Vice President, Finance and
                                          Chief Financial Officer

Date:     May 30, 1996



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